GSRX INDUSTRIES

FEBRUARY 2019 UPDATE

INVESTOR PRESENTATION

GSRX INDUSTRIES

FORWARD-LOOKING STATEMENTS

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. ("GSRX" or, the "Company"), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Pure and Natural CBD, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc.. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

TABLE OF CONTENTS

CORPORATE OVERVIEW

GSRX Industries Inc. is in the business of acquiring, developing and operating retail cannabis CBD dispensaries/stores, and is in the process of expanding its business to include the delivery of cannabis and cannabinoid products.

Currently, GSRX operates FIVE cannabis dispensaries in Puerto Rico and ONE in California. Additionally, it holds FIVE pre-qualified locations in Puerto Rico, all of which are in various phases of development and construction.

The Company began expanding its California operations into the manufacturing businesses during the first half of 2018 through joint ventures in which it holds majority stakes. As of November 1, 2018, the Company's facility in San Francisco, California is under construction and its application for the requisite state and local permits to operate is under review. California state distributor and manufacturing permit issued to The Green Room in Point Arena pending construction of facility.

The company launched Pure & Natural, an exclusive line of hemp-derived, pharmaceutical grade CBD produces. Along with an ecommerce website (www.getpureandnatrual.com), GSRX plans to launch several retail stores under the name "Pure and Natural CBD" in the United States *(anticipated to open April 2019)* which will be based in strategic locations in several key markets.

the green ROOM Cannabis Wellness on the Mendocino Coast

Green Spirit Rx

PURE & NATURAL
PHARMACEUTICAL GRADE CBD

Point Arena, CA
Palm Springs, CA

as of 02/26/19

Stock Symbol	GSRX
Recent Price	$1.39
Market Cap	$63.02M
Shares Outstanding	44M *(approx.)*

EXPERIENCED MANAGEMENT TEAM

Les Ball, CEO

GSRX

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Thomas Gingerich, CFO & Secretary

GSRX

35-years of accounting experience in public and private practice, specializing in tax compliance, structures, and tax planning. Former partner at Lain, Faulkner & Co., PC specializing in forensic accounting. Certified Public Accountant and member of the American Institute of Certified Public Accountants

John Grainer

Director of Operations and Sales

Mr. Grainer has over 25 years of corporate and Sr. level logistical, operational and marketing experience. While owning & operating one of California's most well known hospitality and logistics companies with several high profile clients Mr. Grainer worked and partnered with Red Bull of North America. The partnership helped to support some of the most high profile events in the world including but not limited to Moto GP, NASCAR, Coachella and the Grammys to name just a few. Additionally, Mr. Grainer served as Chairman and CEO of one of the most successful rare coin and bullion operations in the U.S. His knowledge and keen sense of timelines and costs makes him one of the most sought after operations and logistical executives in the U.S. today.

Gustavo Pinto

Executive Vice President, Puerto Rico Operations

Mr. Pinto has extensive operational experience running several customer service, manufacturing, and logistics for large scale companies over the past 10 years.

BOARD OF DIRECTORS

Christian Briggs

Executive Chairman of the Board

Mr. Christian Briggs co-founded Cinsay Inc. in 2007, which is engaged in the development of an interactive advertising, marketing and e-commerce video platform. From 2009 to 2016, Mr. Briggs served as Chairman of the Board of Directors and Chief Executive Officer of Cinsay. While Chief Executive Officer, Mr. Briggs raised in excess of $130 million of institutional and venture capital funds to build out the online interactive video platform. In addition, Mr. Briggs was the leading intellectual property inventor, where he worked directly with the company's intellectual property team and its attorneys in both the United States and overseas.

Les Ball, CEO

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Steve Farkas

Assistant Dean and Director of the University of Wyoming College of Business since 2009, Mr. Farkas has been a dynamic and highly innovative senior operations executive throughout a career that, in addition to academia, has played out across various industries. Mr. Farkas has more than 15 years in the retail industry, most recently serving as COO for Corral West Ranchwear, Inc., the industry's largest specialty western wear company. Mr. Farkas has served as Strategic Advisor and Management Consultant to a long list of corporate clients, specializing in company turnarounds, start-ups, mergers & acquisitions and organic growth strategies.

Dr. Harlan R. Ribnik, MD

Dr. Ribnik is a licensed anesthesiologist and pain management specialist actively practicing in Colorado, Wyoming and Idaho. He began private practice in Wyoming in 1989. Since 2005, he has limited his practice to pain management. In addition to his private practice, Dr. Ribnik is a clinical instructor at the University of Wyoming College of Human Medicine.

BOARD OF ADVISORS

Luis F. Toledo-Bayouth

A security specialist with more than 20 years' experience, Toledo-Bayouth began his career as a Special Agent for the U.S. Drug Enforcement Administration in Miami. He returned to Puerto Rico, where he was Director of Security & Loss Prevention for Olympic Mills Corporation before opening the Toledo Consulting Group, Inc., a private security firm he led for 15 years. He joined the Capitol Security Police, Inc. in 2015 as Director, developing and directing the Operational and Administration of its investigative division CS Intelligence. Since 2014, Toledo-Bayouth has served as President, Supervisory Committee, of TuCoop, a credit union based in Puerto Rico.

Juan Bauzá Salas

Salas studied government management and administration at Harvard University's John F. Kennedy School of Government, and served as Puerto Rico's Secretary of Agriculture from 1986 to 1990. He has been active in agricultural consulting in Puerto Rico for more than 40 years, advising a long list of international companies, including Libby, McNeill & Libby, Chiquita International and GH Technologies, AC. In addition to consulting, Salas served as General Director of Agriculture and Canneries for the Land Authority of Puerto Rico, and served as General Manager of Byoken, PR, Inc., a manufacture of eco-friendly soap products. He also served as COO/Director of STEM Group, Inc., in Vega Baja, Puerto Rico

Alexander Zhilenkov

Zhilenkov is a successful entrepreneur and businessman with significant investment experience in oil and gas throughout Western and Eastern Europe. He is an active investor in the real estate development market in Miami Beach, Florida.

Jeffrey B. Jump

Jump is a 39-year veteran of the international medical devices industry who guided Biosensors International from a single-product startup to a diversified international public medical device producer with $300 million in annual revenue.

Operations Flow Chart


GSRX Industries Inc.
Pure and Natural , LLC
Hemp CBD Products
NASHVILLE, TN
RETAIL STORE
LAKEWAY, TX
RETAIL STORE
CLARKSVILLE, TN
RETAIL KIOSK
CALIFORNIA OPERATIONS
POINT ARENA MANUCATURING
Manufacturing and Processing
POINT ARENA DISTRIBUTION
Wholesale Cannabis Distributor
The Green Room
Retail Dispensary
PUERTO RICO
OPERATIONS
GREEN SPIRIT RETAIL DISPENSARIES
5 OPERATIONAL
5 PRE-QUALIFICATIONS
1 PENDING PRE-QUALIFICATION

GSRX INDUSTRIES INC. OPERATIONS IN US

Through its subsidiaries, GSRX is a cannabis, THC, and hemp focused company operating in California, Texas, Tennessee, and Puerto Rico as follows:

California: Distribution and Manufacturing operations; dispensary and delivery operations. 1 dispensary currently operating. Binding LOI executed for 1 proposed location.

Texas: Pure & Natural CBD headquarters for both sales and fulfillment. Retail store in Austin.

Tennessee: Pure & Natural CBD retail store in Nashville, and kiosk in Clarksville.

Puerto Rico: 5 dispensaries currently operating. 6 dispensary locations nearing completion. 5 additional locations being vetted. In additional, GSRX has wholesale transportation, retail home delivery and manufacturing approvals.

Distributor and manufacturing permits issued, construction pending

Point Arena Manufacturing
Point Arena Distribution
165 Main St.
Point Arena, CA, 95468

the green ROOM
Cannabis Wellness on the Mendocino Coast

Retail Dispensary
Delivery
138 Main St.
Point Arena, CA, 95468

Retail Dispensary
Delivery
2155 N Palm Canyon Drive
Palm Springs, CA 92262
**5,000 sq. foot space leased*


TX
CA


TN

PURE & NATURAL
PHARMACEUTICAL GRADE CBD

Pure and Natural Retail - CBD
- Lakeway/Austin, Texas – First store anticipated to open April 2019
- Dallas, Texas
- Nashville, Tennessee
- Clarksville, Tennessee

Green Spirit Rx


PR

THC Stores/Dispensaries

Carolina	**Open**
Dorado	**Open**
Fajardo	**Open**
San Juan/HR	**Open**
San Juan/ALA	**Open**
Bayamón	Under Construction
Caguas	Awaiting pre-qualification
Condado	Construction to Begin early 2019
Guaynabo	Under Construction
Isla Verde	Awaiting Final Construction
Old San Juan	Construction to begin early 2019

VERTICALLY-INTEGRATED BUSINESS MODEL


PURE & NATURAL
PHARMACEUTICAL GRADE CBD

MANUFACTURING

RETAIL THC PERMITTED AND CBD STORES

DISTRIBUTOR, TRANSPORTATION & HOME DELIVERY

PURE & NATURAL

PHARMACEUTICAL GRADE CBD

GSRX is set to launch several retail stores under the wholly owned subsidiary and brand name "Pure and Natural CBD" in the United States *(anticipated to open first half of 2019)* which will be based in strategic locations in several key markets. Through these retail stores, GSRX will offer a broad range of health/wellness and all-natural, hemp derived CBD products, the healthy alternative to using cannabis CBD. www.GetPureAndNatural.com

GSRX has successfully established a retail medicinal cannabis dispensary brand in Puerto Rico, with five Green Spirit RX dispensaries currently operating there, and **five** more in various phases of development and construction. The Company's plans call for repeating that success with Pure and Natural CBD, the proposed chain of retail locations dedicated to non-THC Cannabis and Hemp CBD-only products, the sale of which is freely permitted.

Presenting the world's premier organically grown, full spectrum line of pharmaceutical grade hemp derived CBD products. Utilizing the most advanced nano technology, Pure & Natural ensures industry-leading absorption rate and bioavailability.

*WATCH OUR PROCESS VIDEO



PURE & NATURAL
PHARMACEUTICAL GRADE CBD
DOG TREATS
2MG OF PURE CBD PER TREAT
FACE MASK
LITE CITRUS BREEZE
500MG
750MG

AUSTIN LOCATION

SWC OF 620 & FLINT ROCK RD 200 MEDICAL PARKWAY
LAKEWAY, TX 78734

- Pure & Natural specializes in creating premium, full spectrum CBD products with organic agricultural practices and cutting-edge technology. Our high-end stores provide our customers with a tranquil, comfortable environment to sample products and learn about CBD.

- Centralized location with easy highway access and adjacent to major shopping locations, restaurants, *several* residential communities, Legacy Oaks of Lakeway Assisted Living, and Baylor Scott & White Medical Center, one of the largest hospitals in Texas.

- Located in one of Austin's most affluent areas, this location is easily accessible and excellent visibility from RR 620, and next to prime shopping, restaurants, residential communities, and groceries.
- With a reputation for quality and innovation, **Baylor Scott & White hospitals** recently received more national rankings and high-performing ratings from U.S. News & World Report's "Best Hospitals" ratings than any other health system in Texas.

DEMOGRAPHIC SNAPSHOT

	1 MILE	3 MILES	5 MILES
2018 Total Population	3,804	16,874	53,105
2018 Average HH Income	$162,319	$153,872	$157,114
2018 Daytime Population	4,803	21,361	34,159


AVAILABLE


FLINT ROCK RD
MEDICAL CENTER DR
Pharmacy


Tuscan Village at Lakeway
Creekside at Lakeway
Schram Ranch
SITE
Flint Rock Rd
The Estates at Cherry Mountain

CVS Health
BEST BUY
PETSMART
Bank of America
TARGET
WHOLE FOODS
verizon
LOWE'S
enterprise

NASHVILLE LOCATION

2306 West End Ave,
Nashville, TN 37203

- Very close to Amazon's new executive operations center at The Gulch, which will bring 5,000 jobs to the area, making it the largest jobs announcement in Tennessee history.
- Close to many hospitals, including Vanderbilt Medical Center, TriStar Centennial Medical Center, Nashville General Hospital, and Saint Thomas Midtown Hospital.

- The Vanderbilt Medical Center has 23 clinics and administrative offices in the Berry Hill section of Nashville, filling 440,000 square feet. Its health care providers see more than 1.6 million patients each year.

- Next to the famous Music Row in Nashville, home to numerous businesses related to music, including record labels, recording studios, and radio stations.


THE GULCH
65






RECORD
REAL COUNTRY MUSIC
LIVES HERE
EST.1947

CLARKSVILLE LOCATION

Governor's Square Mall
2801 Wilma Rudolph Blvd,
Clarksville, TN 37040

- Our Governor's Square Mall kiosk will be the first of several kiosks to offer top-quality CBD products.


Bath & Body Works


zumiez


AMERICAN EAGLE OUTFITTERS


St. Louis
MO
IL
IN
Evansville
Louisville
KY
Marion
Madisonville
Cape Girardeau
Paducah
Bowling Green
Clarksville
Union City
Nashville
TN

Trade Area Facts

Trade Area Population	345,667
Average Income	$63,002
Number of Households	129,035

Trade area data on this page reflects demographic information for zip codes that make up our trade area.

Governor's Square Mall Facts

Opening Date	1986
Renovation Date	November 2014
Total Property Size	1.1 million + sq. ft.


PHARMACEUTICAL GRADE CBD
PURE & NATURAL CBD
PURE & NATURAL


IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
1000MG
CBD PAIN PATCH
IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
CBD ENERGY + FOCUS
DRINK MIX
VERY BERRY
FLAVOR
75 MG CAFFEINE
13.5MG CBD
(water soluble)
ADD TO 12-24 OZ OF WATER
FAST ACTING!
ZERO THC
5 PACKETS
ROLL ON
IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
1000MG
CBD COLD THERAPY ROLLER
PAIN RELIEF
IN THE Z
BY MATT SO
PHARMACEUTICAL G
BLUEBER
500MG
FULL SPECTRUM//
IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
TANGIE
500MG
FULL SPECTRUM//ZERO THC
ONE CBD VAPE CARTRIDGE
IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
CBD + CURCUMIN FOR PAIN & JOINT RELIEF
750 MG
IN THE ZONE
BY MATT SORUM
PHARMACEUTICAL GRADE CBD
1500MG
PHARMACEUTICAL GRADE CBD SALVE


Redding
Las
Nationa
5
Chico
Mendocino
National Forest
505
Sacra
Santa Rosa
San Francisco
San Jose
Point Arena, CA

POINT ARENA DISTRIBUTION

- Point Arena distribution can buy directly from the growers and manufacturers and sell to the dispensaries located throughout the entire state of California. Not only will we manufacture, but through our distribution permit, we will be able buy our own manufactured products and sell it to the retail marketplace.

BUREAU OF CANNABIS CONTROL
CALIFORNIA

Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Distributor Temporary License

LICENSE NO:
C11-18-0000337-TEMP

VALID:
12/10/2018

LEGAL BUSINESS NAME:
POINT ARENA DISTRIBUTION

EXPIRES:
4/9/2019

PREMISE:
165 MAIN ST
POINT ARENA, CA 95468

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039

Distributor Permit

POINT ARENA MANUFACTURING, LLC

- GSRX Industries Inc., with its recently issued state and local permits, is in the business pending final approval of manufacturing products related to vape cartridge filling and fulfillment

- *According to Arcview, vape cartridges were a once-overlooked category with sales of under $100 million in 2014. In 2018, sales hit 2.9 billion. By 2022, U.S. concentrate product sales are estimated to hit $8.4 billion and nearly match the $8.5 billion in flower sales forecast for that year.*

- **Full scale operations are expected to begin late May early June 2019**





STATE OF CALIFORNIA
DEPARTMENT OF PUBLIC HEALTH
MANUFACTURED CANNABIS SAFETY BRANCH

TEMPORARY MANUFACTURING LICENSE
ADULT AND MEDICINAL CANNABIS PRODUCTS

LICENSEE:	LICENSED PREMISES:
Point Arena Manufacturing, LLC	165 Main Street
1301 Debbie Lane, Ste 102	Point Arena, CA
Mansfield, TX	94568
76063	
LICENSE NUMBER: CDPH-10003838	EFFECTIVE DATE: 12/18/2018
LICENSE TYPE: Type 6: Non Volatile Solvent Extraction	EXPIRATION DATE: 04/16/2019

Manufacturer Permit

POINT ARENA
THE GREEN ROOM

- First dispensary acquired in Point Arena on April 1, 2018
- A small boutique dispensary on the southern Mendocino coast. Located on HWY 1 a short distance from the ocean in the Heart of Point Arena, a little town with a lot of personality! We currently sell both Recreational Adult Use and Medical Cannabis. We are proud to have a variety of strains grown in Mendocino County and try to specialize in products from the Emerald Triangle and south to San Francisco.

Prime location in Point Arena serving Mendocino coast

the green ROOM
Cannabis Wellness on the Mendocino Coast

https://www.instagram.com/greenroommendo/
https://www.thegreenroomcollective.org



138
OPEN
the green ROOM
Cannabis Wellness on the Mendocino Coast





STOP

PALM SPRINGS
THE GREEN ROOM

- GSRX currently leased space for an approximately 5,000 square foot dispensary in Palm Springs, California. It'll be one of the largest dispensaries in Southern California. Green Room Palm Springs will be one of the very first stores as you enter the city.
- Close to surrounding communities including **Coachella** – home of one of the best-known music festivals in the world, with 250,000 people in attendance, who can purchase from our retail or through delivery.
- Visitors in 2017 spent over $5.5B in the Coachella Valley, and The Green Room Palm Springs is poised to be one of the top destinations in the desert communities of Cathedral City, Indio, Palm Desert, Rancho Mirage and Coachella.




Greetings from
PALM SPRINGS
CALIFORNIA



Early-Mover Advantage in Puerto Rico

- Economics could accelerate addition of adult use
- Reciprocating agreement with medical marijuana card holders from other states; an estimated 10 million tourists visited the island in 2016. The 2018/2019 cruising season is expected to witness a record-breaking 1.7 million passengers, which is expected to generate roughly $250 million in revenue for the Island
- Anticipate opening up to 10 additional dispensaries in strategic locations on the island over the next 12 months. GSRX also plans to expand operations include manufacturing

Green Spirit Rx


(largest Marina in the Caribbean)

50% of tourists travel within a 5-mile radius of San Juan






b·well



CAROLINA

OPEN

Trujillo Bajo, Carolina 00987, Puerto Rico

- A high-density population over 175,000, Carolina is a tourist center for vacationers from all over the world.
- Carolina is a tourist center near Puerto Rico's international airport and home to top luxury hotels and casinos such as The Ritz Carlton, Intercontinental and El San Juan Hotel.


Green Spirit



DORADO

OPEN

Paseo del Plata Shopping Center, 696 Avenue José Efrón #3, Dorado, 00646, Puerto Rico

- One of the wealthiest communities in Puerto Rico a few miles west of San Juan with a population of near 40,000.
- A tourist favorite with three golf courses, and upscale, five-star hotels such as the Dorado Beach and Residences, A Ritz Carlton Reserve.


Green Spirit



HATO REY

OPEN

508 Calle Teniente César Luis González,
San Juan, 00918, Puerto Rico

- San Juan's most densely populated district located in close proximity to a large concentration of doctor's offices and medical practices.





FAJARDO

OPEN

Carr. 3, KM 44.1 Bo Quebrada, Fajardo, PR 00738

- With its nearly 5000 square feet, it will be one of the largest dispensaries in Puerto Rico and the Caribbean.
- A population just shy of 40,000 and some of the finest places to stay, including Las Casitas and El Conquistador, both Waldorf Astoria resorts.
- Fajardo is a hub for boating and fishing and a launching port for nearby islands such the U.S. Virgin Islands and the British Virgin Islands.


Green Spirit

SAN JUAN

OPEN

509 Av. Andalucía, San Juan, 00920, Puerto Rico

- San Juan - the capital and largest city in Puerto Rico with nearly 400,000 residents.
- A major cruise destination, with 1.5 million cruise passengers arriving annually, and 10 million visiting Puerto Rico by air.
- GSRX San Juan dispensary is in the heart of a major tourist location with five star hotels, including the Dorado Beach Ritz Carleton, and the Ritz Carleton, San Juan.



BAYAMÓN

UNDER CONSTRUCTION

15 Av. Lomas Verdes, Bayamón, 00956, Puerto Rico

- With a large population of 240,000, Bayamón is second only to San Juan in population.
- Bayamón has some of the best hotels, including the Hyatt Place Bayamón.





CAGUAS

LEASE SIGNED – AWAITING PRE QUALIFICATION

Carr. #1 Km27.8 Caguas, PR

- One of the largest municipalities, with a population of close to 140,000
- Located in the largest valley in Puerto Rico, the "Valle de Caguas" (or "Valle del Turabo-Turabo Valley") which it shares with Gurabo and part of Aguas Buenas. It is located approximately 30 minutes from the coastline both on the east (Humacao) and the north (San Juan), and is divided from the Gurabo portion of the valley by the river of the same name.
- The town's economic activities include: diamond cutting, tobacco processing, and the manufacture of leather goods, glass and plastic products, electronic equipment, clothing and bedding.



http://welcome.topuertorico.org/city/caguas.shtml
https://en.wikipedia.org/wiki/Caguas,_Puerto_Rico

CONDADO

CONSTRUCTION TO BEGIN SOON

Ashford Ave. #1022, Units 5 and 6, San Juan 00907

- 2,300 SF dispensary located in Hotel District of San Juan; building is in front of Hotel Vanderbilt and Serafina Hotel.
- On Ashford Avenue, a main thoroughfare of Condado with business and residential buildings, including luxury high rises throughout the neighborhood
- Major tourist attraction; surrounded by beaches, restaurants, and nightclubs within 3 mile radius


GREEN SPIRIT


GREEN SPIRIT
CONDADO

GUAYNABO

UNDER CONSTRUCTION

Urbanización Muñoz Rivera, Calle Acuarela C-15 (local A), Guaynabo, Puerto Rico, 00969

- Guaynabo is known as "Capital del Deporte" (capital of the sport) with a population around 100,000. Guaynabo is located in the northern coast of the island, west of San Juan


Green Spirit



ISLA VERDE

AWAITING FINAL INSPECTION

1060 Av. Isla Verde, Carolina, Puerto Rico 00913

- The most popular beach vacation destination in all of Puerto Rico for both residents and tourists, luring both leisure and business vacationers.
- Voted number one best urban beach 2016 by USA Travel readers.



OLD SAN JUAN

CONSTRUCTION TO BEGIN SOON

- Old San Juan “San Juan Antiguo“, is one of the most popular cruise destinations in the Caribbean and the most visited place in Puerto Rico.
- Dispensary is next to the Governor’s mansion and located in “Old San Juan”, the tourist traffic is approximately 10M tourists a year
- What Paris is to Europe, Old San Juan is to the Caribbean. Tourists can enjoy a variety of interesting attractions, stay at elegant romantic hotels, shop at unique shops, play at San Juan Beaches, and savor exquisite cuisine. There’s a great variety of hotels, from modern, world class luxury hotels, to small inns for every budget, right in the heart of Old San Juan, giving you access to everything within walking distance.


GREEN SPIRIT


GREEN
SPIRIT
OLD SAN JUAN

https://sanjuanpuertorico.com/old san juan/


GREEN
SPIRIT

US Cannabis Growth Rates



CALIFORNIA MARIJUANA SALES GROWTH
7.5B
6.75B
6B
5.25B
4.5B
3.75B
3B
2.25B
1.5B
750M
$444M
MEDICAL
$576M
MEDICAL
$814M
MEDICAL
$1.8B
MEDICAL
$2.2B
MEDICAL
$6.6B
PROJECTED MEDICAL AND RECREATIONAL
2013
2014
2015
2016
2017
2018



WASHINGTON MARIJUANA SALES GROWTH
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
$12.3M
MEDICAL
$49M
RECREATIONAL
$486M
RECREATIONAL
$1.1B
RECREATIONAL
$1.48B
RECREATIONAL
$1.59B PROJECTED
RECREATIONAL
2013
2014
2015
2016
2017
2018



COLORADO MARIJUANA SALES GROWTH
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
$199M
MEDICAL
$323M
MEDICAL
$699M
$313M REC
$385M MEDICAL
$996M
$587M REC
$408M MEDICAL
$1.3B
$875M REC
$438M MEDICAL
$1.507B
$1.1B REC
$408M MEDICAL
$1.533B PROJECTED
$1.2B REC
$300M MEDICAL
2012
2013
2014
2015
2016
2017
2018

Figure 3 Young Adult Alcohol Incidence on the Decline



Alcohol Past Month Incidence (Ages 18-25)
62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
60.9%
60.9%
60.7%
61.5%
61.6%
61.2%
61.5%
61.6%
61.0%
60.5%
59.9%
59.6%
59.0%
57.8%
2002-2003
2003-2004
2004-2005
2005-2006
2006-2007
2007-2008
2008-2009
2009-2010
2010-2011
2011-2012
2012-2013
2013-2014
2014-2015
2015-2016

Source: NSDUH and Cowen and Company

Figure 4 As Cannabis Is on the Rise, Beer Continues to Fall



Lifetime Cannabis Use vs. Beer Per Capita Consumption
Lifetime Incidence Rate
45.0%
40.0%
35.0%
30.0%
25.0%
Per Capita Consumption (in gallons)
145
135
125
115
105
1979
1985
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
Cannabis
Beer

Note: NSDUH lifetime data is Ages 12+, NIAAA per capita consumption is Ages 14+
Source: NIAAA, NSDUH and Cowen and Company

https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-report
https://502data.com
https://mjbizdaily.com/chart-california-medical-marijuana-sales-skyrocket-132-since-2010/
https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-reports

Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.

INDUSTRY COMPS

Company Name	Ticker	Price Close	Market Cap	Revenue (ttm)	P/S (ttm)
Aphria Inc.	APHA	10.32	$2.42B	$36.92M	65.54x
Aurora Cannabis Inc.	ACB	7.75	$7.27B	$18.07M	402.32x
Cannagrow Holdings Inc.	CGRW	0.68	$74M	$1.24M	59.67x
Canopy Growth Corporation	CGC	46.26	$15.05B	$77.95M	193.07x
Cronos Group Inc.	CRON	21.64	$3.62B	$4.1M	882.92x
Earth Science Tech Inc.	ETST	0.68	$32.33M	$463K	69.82x
GW Pharmaceuticals plc	GWPH	152.89	$4.59B	$12.78M	359.15x
MedMen Enterprises Inc *(CAD)*	MMEN	4.29	$557.36M	$8.4M	66.35x
Tilray Inc.	TLRY	78.80	$7.21B	$20.54M	351.02x
United Cannabis Corp.	CNAB	0.44	$36.25M	$362K	100.13x
GSRX Industries Inc.	**GSRX**	**$1.39**	**$63.02M**	**$2.9M***	**21.73x**

**(2018 approximate)*

Industry Average: 254.99x price to sales ratio

Sourced: 02/26/19 – MarketWatch.com

Total Revenues



GSRX 2018/2019 QUARTERLY REVENUES
3M
2.7M
2.4M
2.1M
1.8M
1.5M
1.2M
900k
600k
300k
$2196
$353,430
$706,428
$1.9M
(unaudited)
$2.7-$2.9M
Q1 '18
ACTUAL
Q2 '18
ACTUAL
Q3 '18
ACTUAL
Q4 '18
FORECAST
Q1 '19
FORECAST

Gross Margin %


GSRX CALIFORNIA/PUERTO RICO/CBD
COMBINED GROSS MARGIN %
68%
65%
62%
58%
55%
52%
49%
46%
43%
40%
62.61%
45.13%
47.32%
48.44%
53.25%
Q1 '18
2018
ACTUAL
Q2 '18
2018
ACTUAL
Q3 '18
2018
ACTUAL
Q4 '18
2018
FORECAST
Q1 '19
2018
FORECAST

Q4 Gross margin based on the actual October gross margins of 4 stores.

Project 1493 LLC Puerto Rico Dispensaries FiveYear Projection					
	2019	2020	2021	2022	2023
Revenues					
Dorado	$ 3,000,000	$ 3,500,000	$ 3,675,000	$ 3,675,000	$ 3,675,000
Carolina	2,700,000	3,240,000	3,402,000	3,402,000	3,402,000
Hato Rey	2,500,000	3,000,000	3,150,000	3,150,000	3,150,000
Andalucia	2,500,000	3,000,000	3,150,000	3,150,000	3,150,000
Fajardo	1,642,500	3,285,000	3,449,250	4,500,000	4,950,000
Isla Verde	1,277,500	2,500,000	2,625,000	2,625,000	2,625,000
Bayamon	1,368,000	2,500,000	2,750,000	2,750,000	2,750,000
Guaynabo	1,500,000	2,500,000	2,750,000	2,750,000	2,750,000
Caguas	1,000,000	2,000,000	2,000,000	2,000,000	2,000,000
Old San Juan	684,000	3,000,000	6,000,000	7,000,000	8,400,000
Condado	1,000,000	4,000,000	6,000,000	7,000,000	8,400,000
Total Revenues	**19,172,000**	**32,525,000**	**38,951,250**	**42,002,000**	**45,252,000**

GSRX Industries Inc.
2018 Revenues, COS and Gross Margin
(Unaudited)

	Second Quarter	Third Quarter	Fourth Quarter	Totals for April - December
Puerto Rico				
Revenues	132,525	527,943	1,501,283	2,161,751
Cost of Sales	77,314	294,984	796,801	1,169,099
Gross Margin	55,211	232,959	704,482	992,652
Gross Margin %	41.66%	44.13%	46.93%	45.92%
Point Arena				
Revenues	122,209	121,997	118,652	362,858
Cost of Sales	62,390	51,270	56,517	170,177
Gross Margin	59,819	70,727	62,135	192,681
Gross Margin %	48.95%	57.97%	52.37%	53.10%
Manufacturing				
Revenues	98,252	9,029	42,493	149,774
Cost of Sales	39,422	-	-	39,422
Gross Margin	58,830	9,029	42,493	110,352
Gross Margin %	59.88%	100.00%	100.00%	73.68%
Pure and Natural				
Revenues	-	-	13,823	13,823
Cost of Sales	-	-	11,058	11,058
Gross Margin	-	-	2,765	2,765
Gross Margin %	0.00%	0.00%	20.00%	20.00%
Development fees	-	-	150,000	150,000
Rental Income	8,585	42,028	74,574	125,187
Total Revenues - GSRX Industries Inc.				
Revenues	361,571	700,997	1,900,825	2,963,393
Cost of Sales	179,126	346,254	864,376	1,389,756
Gross Margin	182,445	354,743	1,036,449	1,573,637
Gross Margin %	50.46%	50.61%	54.53%	53.10%
Increase in Revenues	***N/A***	***193.88%***	***271.16%***	

Pure and Natural LLC
Kiosk Pro Forma
FiveYear Projection

	1-12 mths	13-24 mths	25-36 mths	37-48 mths	49-60 mths
Revenues					
Retail sales	$ 1,775,000	$ 2,125,000	$ 2,231,250	$ 2,342,816	$ 2,459,954
Total Revenues	1,775,000	2,125,000	2,231,250	2,342,816	2,459,954
COGS					
Cost of Products	887,500	1,062,500	1,115,625	1,171,408	1,229,977
Total Cost of Sales	887,500	1,062,500	1,115,625	1,171,408	1,229,977
Gross Profit	887,500	1,062,500	1,115,625	1,171,408	1,229,977
Gross Profit %	50%	50%	50%	50%	50%
Operating Expenses					
Salaries and taxes	130,800	170,040	178,548	187,476	196,860
Rent - Base	30,000	30,000	30,000	30,000	30,000
Rent - 10% over $375,000	140,000	175,000	185,625	196,782	208,495
Rent - Storage	2,400	2,460	2,522	2,585	2,650
CAM	1,839	1,885	1,932	1,980	2,030
Insurance	684	701	719	737	755
Marketing	6,000	6,150	6,304	6,462	6,624
Other operating expenses	4,800	4,920	5,043	5,169	5,298
Total Operating Expenses	316,523	391,156	410,693	431,191	452,712
Operating Profit	570,977	671,344	704,932	740,217	777,265
Operating Profit %	32%	32%	32%	32%	32%

Assumptions:
After first start up year, sales increase 5% annually
Cost of Products maintain 50% cost
Labor based on 2-5 full/part time employees, including one supervisor; 5% pay raise annually
Base rent is $2,500 per month
% Rent is 10% over $375,000 annually
Storage is for a 95 square foot space inside the mall
CAM based on lease, 2.5% annual increase
Insurance based on quote from carrier
Marketing estimated at $500 per month
Other operating expenses estimated at $400 per month to capture miscellaneous costs

INVESTOR PRESENTATION
FEBRUARY 2019 UPDATE
OTCQB: GSRX

CORPORATE CONTACT:

Thomas Gingerich
Chief Financial Officer
Building No. 3, P. R. 696
Int. Jose Efron Ave. Dorado, PR, 00646

+1 (214) 808-8649
tom@greenspiritrx.com

GSRX – Puerto Rico
www.greenspiritrx.com

Pure and Natural
www.getpureandnatural.com

The Green Room Dispensary
https://www.thegreenroomcollective.org
Instagram @GreenRoomMendo